UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event

reported):  February 6, 2007

Emerson Electric Co.

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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Quarterly Results Press Release

On February 6, 2007, a press release was issued regarding the first quarter 2007 results of Emerson Electric Co. (the “Company”). A copy of this press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

The press release contains non-GAAP financial measures as such term is defined in Regulation G under the rules of the Securities and Exchange Commission. While the Company believes these non-GAAP financial measures are useful in evaluating the Company, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Further, these non-GAAP financial measures may differ from similarly titled measures presented by other companies. The reasons why management believes that these non-GAAP financial measures provide useful information are set forth in the Company’s most recent Form 10-K filed with the Securities and Exchange Commission.

Item 7.01.	Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary

(Percent change. Trailing 3-month average versus prior year.)

	Oct ’06	Nov ’06	Dec ’06
Process Management	+10 to +15	+10	+15 to +20
Industrial Automation	+10 to +15	+15	+15
Network Power	+5 to +10	+10 to +15	+10 to +15
Climate Technologies	-10 to -15	-10 to -15	-5 to -10
Appliance and Tools	+0 to +5	+0 to +5	+0 to +5
Total Emerson	+5	+5 to +10	+5 to +10

December 2006 Order Comments:

Order growth was in the 5 percent to 10 percent range during the first quarter as end market conditions remained supportive of growth expectations. Favorable currency exchange rates contributed nearly 4 percentage points to the increase.

Process Management orders remained strong on a global basis with strength from the valve, systems and measurement businesses. Orders also benefited from the weaker dollar.

Order growth for Industrial Automation maintained a double-digit pace. Growth for this segment continued to be led by the power generating alternator and electronic drives businesses.

Network Power delivered strong order growth driven by the uninterruptible power supply (UPS), precision cooling and China power systems businesses.

Climate Technologies order trends remained negative due to tough comparisons for the North American residential air-conditioning business. Order growth in Europe and Asia was strong for this segment.

Appliance and Tools order growth remained in the 0 to 5 percent range. Moderate growth from the tools and storage businesses offset softness from the motors and appliance businesses.

Upcoming Investor Events:

Emerson senior management will discuss the Company’s first quarter 2007 results during an investor conference call that will be held on Tuesday, February 6, 2007. The call will begin at 2:30 p.m. Eastern Standard Time (1:30 p.m. Central Standard Time).

All interested parties may listen to the live conference call via the Internet by going to the Investor Relations area of the Company’s Web site at www.gotoemerson.com/financial and completing a brief registration form. A replay of the conference call will be available for the next three months at the same location on the Web site.

February 9, 2007 – Emerson’s Annual Investment Community Update

Location: New York City

Time: 8:30 a.m. to 11:30 a.m. EST

Presentation and webcast: Access to the webcast will be available in the Investor Relations area of Emerson’s Web site at www.gotoemerson.com/financial at the time of the event. A replay of the webcast will be available for approximately one week at the same location on the Web site.

Updates and further details on these and other upcoming events will be posted in the Calendar of Events area in the Investor Relations section of the corporate Web site as they occur.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit Number	Description of Exhibits

99.1	Emerson’s February 6, 2007 Press Release announcing its first quarter 2007 results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: February 6, 2007	By:	/s/ Timothy G. Westman
Timothy G. Westman Vice President, Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99.1	Emerson’s February 6, 2007 Press Release announcing its first quarter 2007 results.